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As Filed With The Securities And Exchange Commission on July 28, 2000.

File Nos. 33-25678 and 811-5702

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                      (X)

Pre-Effective Amendment No.                                                                                                                                    (   )

Post-Effective Amendment No. 12                                                                                                                             (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                           (X)

Amendment No. 16                                                                                                                                                       (X)

American Gas Index Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

4922 Fairmont Avenue, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 657-1500
(Registrant's Telephone Number, Including Area Code)

Stephenie E. Adams
4922 Fairmont Avenue
Bethesda, Maryland 20814
(Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

            immediately upon filing pursuant to paragraph (b) of rule 485.
  X       on August 1, 2000 pursuant to paragraph (b) (1) (v) of rule 485.
            60 days after filing pursuant to paragraph (a) (1) of rule 485.
            On (date) pursuant to paragraph (a) (1) of rule 485.
            75 days after filing pursuant to paragraph (a) (2) of rule 485.
            On (date) pursuant to paragraph (a) (2) of rule 485.

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AMERICAN GAS INDEX FUND, INC.

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Prospectus

August 1, 2000

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The American Gas Index Fund, Inc. (the "Fund") is a no-load mutual fund designed to provide investment results that replicate the performance of the American Gas Association Stock Index ("Index"), an index monitored by the American Gas Association ("A.G.A."), a national trade association of natural gas companies. The Index consists of approximately 100 publicly traded common stocks of natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies headquartered in the United States.

This Prospectus contains important information about the Fund and should be read before investing. Please keep the Prospectus on file for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TABLE of CONTENTS

Page

Risk and Return Summary: Investments, Risks, and Performance	4
Risk/Return Bar Chart and Table
Performance Table

Fees and Expenses	5

Investment Objectives, Principal Investment Strategies, and Related Risks	6

Management's Discussion of Fund Performance	6
Performance Comparison

Shareholder Information	7
How to Invest in the Fund
How to Redeem Your Investment

Additional Information About the Fund	10
Exchanging Fund Shares
Pricing of Fund Shares
Dividends and Distributions
Tax Consequences of Investing in the Fund

Management, Organization, and Capital Structure	11
Investment Adviser
Agreement with Friedman Billings Ramsey Group, Inc.

Financial Highlights	12

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RISK and RETURN SUMMARY
Investments, Risks, and Performance

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Fund Investment Objective

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The Fund's investment objective is income and capital appreciation.

Principal Fund Investment Strategy

Designed as an index fund, the Fund intends to provide investment results that replicate the performance of the American Gas Association Stock Index ("Index"), an index monitored by the American Gas Association ("A.G.A."), a national trade association of natural gas companies. The Index consists of approximately 100 publicly traded common stocks of natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies headquartered in the United States. The stocks included in the Fund are chosen solely on the statistical basis of their weightings in the Index.

Principal Risks of Investing in the Fund

Because the Fund principally invests in the common stocks of companies with gas operations, the Fund is concentrated in a single industry and is therefore subject to risks associated with the gas industry. Among the primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Weather is another risk that may affect the Fund; a warmer winter could decrease the amount of gas used by heating customers and thereby reduce the earnings of companies that comprise the Index. Additionally, the gas industry is also sensitive to increased interest rates because of the industry's capital intensive nature. Typically, a significant portion of the financing of the industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

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Considering these risks, there is a risk you could lose money by investing in the Fund. As with any fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term. Also, please note that an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Risk/Return Bar Chart and Table

The chart and table below shows the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on May 10, 1989, and has a fiscal year-end of March 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

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Best Quarter:    15.14%      1st Qtr of 1993                              Worst Quarter:    (8.79)%      1st Qtr of 1999

The Fund's year-to-date total return as of June 30, 2000 was 17.08%.

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Performance Table
Average Annual Total Returns
(for Periods Ended December 31, 1999)

	American Gas Index Fund	Dow Jones Utility Average
One Year	(3.71)%	(6.02)%
Five Years	14.69%	14.55%
Ten Years	7.95%	7.41%

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FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees..............................................................................................................	0.40%
Other Expenses*................................................................................................................	0.45%
Total Annual Fund Operating Expenses	0.85%

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* "Other Expenses" includes an annual fee of 0.35% of the Fund's average net assets paid to Rushmore Trust and Savings, FSB, the provider of transfer agency, dividend-disbursing, custodial and other shareholder services to the Fund. The American Gas Association serves as administrator for the Fund. As administrator, A.G.A. is responsible for monitoring the Fund's Index and providing the Fund with information concerning the natural gas industry. For its services, A.G.A. is paid a fee of 0.10% of the Fund's average net assets.

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If your monthly account balance averages $500 or less due to redemptions you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 87	$ 271	$ 471	$ 1,049

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective

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The Fund's investment objective is income and capital appreciation.

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Principal Investment Strategies

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The Fund is designed as a common stock index fund and intends to invest at least 85% of its net assets in natural gas distribution and transmission companies. The A.G.A. Stock Index (the "Index") contains approximately 100 publicly traded stocks of gas companies headquartered in the United States who are members of A.G.A. The Index is composed of gas distribution companies, gas pipeline companies, diversified gas companies and combination gas and electric companies.

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No attempt is made to manage the Fund's portfolio actively in the traditional sense, using economic, financial and market analysis; nor will the adverse financial situation of a company directly result in its elimination from the portfolio unless the company is removed from the Index. The stocks included in the Fund are chosen solely on the statistical basis of their weightings in the Index. Each stock's proportion of the Index is based on that stock's market capitalization, that is, the number of shares outstanding multiplied by the market price of the stock. Such computation is also weighted to reduce the effect of assets not connected with natural gas distribution and transmission revenue. The percentage of the Fund's assets to be invested in each company's stock contained within the Index is approximately the same as the percentage the stock represents in the Index. To avoid deviation in the Fund's performance from the Index, the Fund will seek to invest substantially all of its assets in the stocks of the Index. Although there is no predetermined acceptable range of deviation between the performance of the Index and that of the Fund, the Fund attempts to achieve in both rising and falling markets a correlation of approximately 95% between the capitalization weighted total return of its assets before expenses and the Index. One-hundred percent correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Index. If a deviation occurs, it may be the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses.

Generally up to 10% of the Fund's assets may be maintained in short-term investments to provide for liquidity, although in so doing, the Fund may not achieve its investment objective. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements. Although not a principal investment strategy, the Fund may also lend portfolio securities for the purpose of earning additional income.

Principal Risks of Investing in the Fund

The adviser of the Fund does not select stocks for investment based on a judgment of their individual future returns, but generally invests in the issues included in the Index. By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. Among the primary risks is the competitive risk associated with prices of alternative fuels. For example, major gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or gas. During periods when competing fuels are less expensive, revenues to gas utility companies may decline with a corresponding impact on earnings. Additionally, weather may also affect gas company earnings. For example, a warmer winter could decrease the amount of gas used by heating customers and reduce earnings.

The gas industry also is sensitive to increased interest rates because of the capital intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

MANAGEMENT'S DISCUSSION of FUND PERFORMANCE

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For the fiscal year ended March 31, 2000, the American Gas Index Fund's total return was 17.18%. The stock markets exhibited extreme volatility during this twelve-month period. The Fund was not immune to the roller coaster ride. The frenzy of momentum investing, that is buying into the "hot" sector of the market and selling old favorites, had a stronger impact on the value of the Fund's holdings than did rational evaluation of the quality of earnings and future prospects. The Fund's high net asset value (NAV), during the period was $18.98. The low was $15.08. The NAV on March 31, 2000 was $16.93, 3.99% higher than the NAV at the beginning of the Fund's fiscal year. The distributions for the fiscal year of 13.19% are composed of regular dividends of $0.5228 per share and capital gains distributions of $1.4175. On March 31, the Fund's fifteen largest holdings accounted for approximately 57% of the assets. The market prices of 73% of these stocks increased during this period and the Fund outperformed its benchmark, the Dow Jones Utility Average. The Dow Jones Utility Average's total return was 3.73% compared to the Fund's 17.18%.

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The natural gas industry continues to restructure and position itself to handle the forecasted increase in demand. Exploration in the deep Gulf of Mexico, offshore Canada, and onshore in North America, including Alaska and Canada, are expanding supply sources. In addition, the four Liquefied Natural Gas terminals are reported to be fully booked to receive cargoes from the Middle East, Asia, Australia, Caribbean, and South America. Pipeline and gas storage capacity are being expanded to provide year round facilities to satisfy growth in traditional markets and the demands of the new gas-fired electric generating plants.

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During the past twelve months, new environmental regulations have been promulgated and others affirmed by the courts, which are very positive incentives for natural gas utilization. Commercialization of gas-fired micro-turbines and fuel cells is being accelerated. This equipment facilitates electric power generation at or near the point of use. The objective is to provide reliable, economic and environmentally friendly energy. Urban air pollution continues to plague most metropolitan areas and natural gas fueled vehicles are recognized as the cleanest burning readily available alternative to help air quality.

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These factors along with the jump in oil prices have increased investor focus on natural gas and should strengthen the financial performance of the Fund.

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Performance Comparison

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Assuming a $10,000 initial investment, the following graph compares the Fund's total return to the performance of the Dow Jones Utility Average ("Utility Average") since the Fund began operating on May 10, 1989.

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Please remember that past performance does not necessarily reflect how the Fund may perform in the future.

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Average Annual Total Returns as of March 31, 2000

One Year	17.18%
Five Years	15.21%
Ten Years	9.82%

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SHAREHOLDER INFORMATION

Facts To Know Before You Invest:
  The minimum initial investment is $2,500
  Retirement accounts may be opened with a $500 minimum investment
  There are no minimum amounts for subsequent investments
  There are no sales charges
  The Funds reserve the right to reject any purchase order
  All shares are electronically recorded; the Fund will not issue certificates
  A $10 fee may be charged for items returned for insufficient or uncollectible funds

How to Invest In The Fund

Invest By Mail

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Complete an application and make a check payable to "American Gas Index Fund, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

American Gas Index Fund, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 208l4

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Invest By Bank Wire

Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

Rushmore Trust and Savings, FSB
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time.

Invest Through Brokers

You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Fund, the Fund's transfer agent, or the Fund's Adviser for the shareholder services they provide.

How To Redeem Your Investment

Redeem By Telephone

Contact Shareholder Services at (800) 622-1386

between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

Redeem By Mail or Fax
Mail your instructions for redemption to:	Fax your instructions for redemption to:
Rushmore Trust and Savings, FSB	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:
  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

Additional Information You Should Know When You Redeem:

  There are no fees charged for redemptions.

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

  The Fund is not meant to afford market timers a way to speculate on short-term movements in the market. Accordingly, to reduce the negative impact of excessive trading on the Fund's performance and to minimize transaction costs, the Fund restricts excessive trading. Trading by shareholders (and those managing multiple accounts) will not be deemed excessive if limited to five redemptions per year. Shareholders or account managers who exceed these limitations may be prohibited from making additional investments. These policies do not prohibit you from redeeming shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares

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You may exchange shares of the Fund, without cost, for shares of any of the following Rushmore Funds: Fund for Government Investors, U.S. Government Bond Portfolio, Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio, or the Virginia Tax-Free Portfolio. You may also exchange shares of the Fund for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling (800) 622-1386. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to shareholders.

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Pricing of Fund Shares

The price of the Fund's shares is its net asset value per share. This figure is computed by dividing the total value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the next computed net asset value after the orders are received. This means that if you place a purchase or redemption order after 4:00 P.M. Eastern time, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

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The Fund values its portfolio securities based on their market value. Each security held by the Fund is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the last sales prices. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by, or at thedirection of, the Board of Directors.

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Dividends and Distributions

Dividends of the Fund will be declared on the next to last business day of each calendar quarter (the declaration and record date). Investors will receive dividends in additional shares at the net asset value at the end of the last business day of the quarter (the ex-dividend date) unless they elect in writing to receive cash. Dividends paid in cash to those investors so electing will be mailed by the second business day of the following month. Capital gains, if any, will be distributed on an annual basis. Statements of account showing dividends and distributions paid will be sent at least quarterly. To change the method of receiving dividends, investors must notify the Fund in writing. Dividends and distributions will be paid in cash or reinvested at the net asset value per share calculated on the ex-dividend date. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Consequences of Investing

Taxability of Distributions

As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. As a result, dividends and any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser

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Money Management Associates , L.P. ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on May 10, 1989. Established in 1974, the Adviser manages six no-load mutual funds (including the Fund) with total assets under management of approximately $900 million.

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Subject to the general supervision of the Board of Directors of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. For the advisory services performed, the Adviser received 0.40% of the average net assets of the Fund for the fiscal year ended March 31, 2000.

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Agreement with Friedman Billings Ramsey Group, Inc.

On October 20, 1999, the Adviser and Rushmore Trust and Savings, FSB ("Rushmore"), a majority-owned subsidiary of the Adviser and the Fund's transfer agent, dividend-disbursing and shareholder servicing agent, reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc., 1001 Nineteenth Street North, Arlington, Virginia 22209. The transaction is subject to various regulatory and other approvals.

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On June 1, 2000, shareholders of the Fund approved a new Investment Advisory Contract with the Adviser, effective upon acquisition of the Adviser. There will be no change in the fees payable to the Adviser under the new Investment Advisory Contract. In addition, the Board of Directors of the Fund also approved a new Administrative Services Agreement between the Fund and Rushmore, effective upon the acquisition of the Adviser. Under the terms of that agreement, there is no change in the fees payable by the Fund to Rushmore. The Board of Directors of the Fund has also approved an Expenses Limitation Agreement between the Fund and the Adviser, effective upon acquisition of the Adviser pursuant to which the Adviser has agreed to limit the Fund's annual operating expenses (exclusive of certain extraordinary items) to 1.25% of the Fund's average annual net assets.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

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For the Years Ended March 31,
	2000	1999	1998	1997	1996
Per Share Operating Performance
Net Asset Value, Beginning of Period	$ 16.28	$ 18.59	$ 14.84	$ 13.25	$ 11.13
Income from Investment Operations:
Net Investment Income.......................................	0.52	0.51	0.47	0.45	0.45
Net Realized and Unrealized Gain (Loss) on Investments	2.07	(1.63)	3.87	1.60	2.13
Total from Investment Operations....................	2.59	(1.12)	4.34	2.05	2.58
Less Distributions:
Dividends (from net investment income)	(0.52)	(0.51)	(0.47)	(0.46)	(0.46)
Distributions (from net realized capital gain)	(1.42)	(0.68)	(0.12)	-	-
Total Distributions.............................................	(1.94)	(1.19)	(0.59)	(0.46)	(0.46)
Net Increase (Decrease) in Net Asset Value.	0.65	(2.31)	3.75	1.59	2.12
Net Asset Value, End of Period.	$ 16.93	$ 16.28	$ 18.59	$ 14.84	$ 13.25
	=====	=====	=====	=====	=====
Total Investment Return.......................................	17.18%	(6.35)%	29.62%	15.60%	23.46%
Ratios and Supplemental Data:
Net Assets at End of Year (in thousands)	$194,493	$200,317	$244,368	$213,058	$204,000
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Income to Average Net Assets..........	2.95%	2.84%	2.83%	3.06%	3.71%
Portfolio Turnover Rate.........................................	16%	10%	13%	8%	10%

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In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request	Description
Statement of Additional Information	A document that includes additional information about the Fund.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments. The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

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There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Fund directly by telephone at 1-800-622-1386, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at (800) SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

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American Gas Index Fund, Inc. Investment Company Act File No. 811-5702

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AMERICAN GAS INDEX FUND, INC.

4922 Fairmont Avenue, Bethesda, MD 20814
(800) 622-1386
(301) 657-1510

Statement of Additional Information
August 1, 2000

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus, dated August 1, 2000. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended March 31, 2000, are included in the Fund's 2000 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 2000 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

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STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

FUND DESCRIPTION, INVESTMENTS and RISKS

Description

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The American Gas Index Fund, Inc. (the "Fund") is an open-end, diversified management investment company incorporated in the State of Maryland on November 21, 1988.

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Investments

Discussion of Index Methodology

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The American Gas Association Stock Index (the "Index") is comprised of approximately 100 publicly traded companies headquartered in the United States, including members of the American Gas Association ("A.G.A."). These companies are engaged in the distribution and/or transmission of natural gas. The actual computations required to produce the Index are performed by AUS Consultants Utility Services ("AUS") for A.G.A. pursuant to a contractual agreement between A.G.A. and AUS. A.G.A. has ultimate responsibility to ensure that AUS's calculations are performed according to its Administrative Services Agreement with Fund.

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The Index is computed by multiplying the number of outstanding shares of common stock of each A.G.A. member company by the closing market price per share at the Index date. This product then is multiplied by the percentage of each company's assets devoted to natural gas distribution and transmission. This process, completed at least annually, is done to recognize the natural gas component of the company's asset base. The result is each company's "gas market capitalization value". The sum of all the companies' "gas market capitalization values" is totaled. This summation results in a base number called the "industry's gas market capitalization value". Each company's stock percentage within the Index is determined by dividing the company's "gas market capitalization value" by the "industry's gas market capitalization value". The "gas market capitalization value" for each company will be recalculated at least quarterly. In computing the Index, individual stocks will be limited to no more than 5% of the Index. Therefore in calculating the Index, any representation in the Index exceeding 5% will be reallocated. Money Management Associates , L.P. (the "Adviser") seeks to purchase sufficient shares of each company's stock such that its proportion of the Fund's assets will substantially equal that stock's proportion of the Index. The Adviser will monitor the Fund's securities holdings so that those holdings reflect the composition of the Index. As market conditions dictate, and as significant shareholder purchases and redemptions occur, the Adviser will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the Index. In both rising and falling markets, the Fund attempts to achieve a correlation of approximately 95% between the capitalization weighted total return of its assets before expenses and the Index. One-hundred percent correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Index. For the fiscal year ended March 31, 2000, the Fund achieved such correlation.

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Since the Index weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the Index exactly. Furthermore, purchases and sales of every stock within the Index would be necessary as contributions and redemptions to the Fund are made. To minimize brokerage and transaction expenses, the Adviser will make adjustments to the Fund as follows:

Comparison of the actual composition of the Fund to the theoretical target will be made daily. Generally, adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Fund varies by more than 0.5% of the weighting of that stock in the Index. The percentage of each stock holding is based on the Fund's net asset value. For example, if Stock A represented 3% of the total weighting in the Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the net assets. Adjustments may be made at other times even though these tolerances are not exceeded if the adjustment can be made without incurring unreasonable transaction expenses.

Non-Principal Investment Strategies and Risks

As stated in the Fund's prospectus and discussed above, the Fund is designed as a common stock index fund and intends to invest at least 85% of its net assets in natural gas distribution and transmission companies according to the Index monitored by A.G.A. In addition to the Fund's principal investment strategies, generally the Fund may also invest up to 10% of the Fund's assets in short-term investments to provide for liquidity. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements. A description of these investments and their corresponding risks follow.

U.S. Government Securities

The term "government securities" is defined broadly in the rules that regulate investment companies. There are, in fact, three major classifications, each of which the Fund may invest in:

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often guaranteed by the sponsoring agency with the implied backing of Congress. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not back government-sponsored enterprise securities. However, the fact that the government sponsored the enterprise creates the assumption that the federal government would not let the entity go into default. The Student Loan Marketing Association, the Federal National Mortgage Association, and Federal Home Loan Banks are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities

The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is no credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little, if any, credit risk.

However, another type of risk that may effect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government securities held by the Fund, while a decline in interest rates would generally increase the market value of these investments.

Bank Money Market Instruments

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What are Bank Money Market Instruments?

Bank money markets are short-term obligations of depository institutions which provide high liquidity and a relatively risk-free way to earn interest on cash reserves.

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Risks of Bank Money Market Instruments

Bank deposits and CDs are insured to $100,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation ("FDIC"), and by the National Credit Union Administration ("NCUA"). The FDIC and NCUA are federally sponsored agencies.

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Repurchase Agreements

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What is a Repurchase Agreement?

A repurchase agreement is an agreement where a Fund acquires a debt security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

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Why Would the Fund Use Repurchase Agreements?

The Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund's excess cash balances. The Fund will only enter into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government securities.

Risks of Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Lending of Securities

The Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

Why Would the Fund Lend its Securities?

By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with the loan.

To lend securities, the following requirements must be met:

1.     the borrower must pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

2.     the borrower must add to the collateral whenever the price of the securities loaned rises;

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3.     the Fund must be able to terminate the loan at any time; borrowed securities must be returned when the loan is terminated, and;

4.     the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in portfolio securities, thereby earning additional income), any distribution on the loaned securities, and any increase in the market value of the loaned securities.

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Risks of Lending

A Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.     issue senior securities.

2.     make short sales of securities or purchase securities on margin.

3.     borrow money except as a temporary measure to facilitate redemptions. Such borrowing may not exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase securities if a borrowing by the Fund is outstanding.

4.     underwrite securities of any other issuer, nor purchase or sell restricted securities.

5.     purchase or sell real estate or real estate mortgage loans.

6.     buy or sell commodities or futures contracts.

7.     invest in oil, gas or other mineral leases.

8.     make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

9.     purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Fund's assets.

The following restrictions are not fundamental and may be changed by the Board of Directors:

The Fund may not:

1.     invest in warrants;

2.     invest more than 15% of the Fund's net assets in illiquid securities.

MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.

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Name, Age, Address	Position Held With Fund	Principal Occupation(s) During Past 5 Years
Richard J. Garvey*, 67 730 Southwest 67th Place Portland, OR 97225	Chairman, President, Treasurer and Director

Retired. Limited partner of Money Management Associates , L.P. 1975-1998. Vice President of Rushmore Services, Inc. 1992-1998. Director or Trustee of four registered investment companies (the "Rushmore Funds").

Bette Clemens, 76 315 Market Street New Cumberland, PA 17070	Director	President of Consumer Affairs Associates, a management consulting firm providing advice on consumer trends since 1978.
Louis T. Donatelli, 63 7200 Wisconsin Avenue Bethesda, MD 20814	Director	President of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi-family housing projects since 1973. Director or Trustee of the Rushmore Funds.
Bruce C. Ellis, 56 ** + 7108 Heathwood Court Bethesda, MD 20817	Director

A private investor in start-up companies. Vice President, LottoPhone, Inc., a telephone state lottery service, September 1991-1995. Director, The Torray Fund, since 1994; Director, The Sheppard Fund, since 1994. Director or Trustee of the Rushmore Funds. Trustee of the Cappiello-Rushmore Trust.

Jeffrey R. Ellis, 56 ** + 513 Kerry Lane Virginia Beach, VA 23451	Director

President, Innovative LLC, a manufacturing-marketing company in Virginia Beach, Virginia since January 2000. Private investor prior thereto. Director or Trustee of the Rushmore Funds. Trustee of the Cappiello-Rushmore Trust.

F. David Fowler, 66 + 9724 Beman Woods Way Potomac, MD 20854	Director

Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997; Partner, KPMG Peat Marwick from October 1969 to June 1992. Trustee, The FBR Family of Funds. Director or Trustee of the Rushmore Funds.

Patrick F. Noonan, 57 11901 Glen Mill Drive Potomac, MD 20854	Director	Chairman and Chief Executive Officer of the Conservation Fund, a national non-profit environmental organization, since 1985. Director or Trustee of the Rushmore Funds.
David N. Parker*, 60 400 North Capital Street, N.W. Washington, D.C. 20001	Director	President and Chief Executive Officer, American Gas Association since September, 1997. President, Aluminum Association, 1989-1997.
Eugene A. Tracy, 72 1424 Sequoia Trail Glenview, IL 60325	Director	Retired since 1992. Chairman of the Executive Committee, Peoples Energy Corporation prior thereto.
Michael A. Willner, 43 + 11521 Potomac Road Lorton, VA 22079	Director

President, Catalyst Advisers, Inc., a news organization, since September 1996. President, Federal Filings, Inc., from July 1994 to July 1995. Trustee, The FBR Family of Funds. Director or Trustee of the Rushmore Funds.

David J. Muchow*, 56 4449 North 38th Street Arlington, VA 22207	Vice President and Secretary	Attorney and Counselor at Law and Energy Consultant since 1998. Formerly General Counsel and Corporate Secretary, American Gas Association 1976-1998.
Edward J. Karpowicz, CPA*, 37 4922 Fairmont Avenue Bethesda, MD 20814	Controller	Vice President of Rushmore Trust and Savings, FSB, since July 1997.Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997. Controller of the Rushmore Funds.
Stephenie E. Adams*, 31 4922 Fairmont Avenue Bethesda, MD 20814	Assistant Secretary

Vice President, Rushmore Trust and Savings, FSB since May 2000. Manager, Fund Administration and Marketing, Rushmore Services, Inc., from July 1994 to October 1999. Secretary or Assistant Secretary of the Rushmore Funds. Secretary of the Cappiello-Rushmore Trust.

*     Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser, or an affiliated company of the Fund.

 ** Bruce C. and Jeffrey R. Ellis are brothers.

+   Messrs. Bruce C. and Jeffrey R. Ellis, F. David Fowler and Michael A. Willner were elected to the Board on June 1, 2000.

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The aggregate compensation paid to the Directors serving during the fiscal year ended March 31, 2000, is set forth in the table below:
Name of Person and Position	Aggregate Compensation Paid	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors for Services to the Fund and Fund Complex
Richard J.Garvey,* Chairman, President, Treasurer and Director	$0	$0	$0	$0
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Bette Clemens, Director	$1,000	$0	$0	$0
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Louis T.Donatelli, Director	$1,000	$0	$0	$0

Patrick F. Noonan, Director	$1,000	$0	$0	$10,000

Daniel L.O'Connor, * Director	$0	$0	$0	$0

David N. Parker, * Director	$0	$0	$0	$0

Eugene A. Tracy, Director	$1,000	$0	$0	$0

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

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As of June 29, 2000, the following parties were the only owners of record owning 5% or more of the shares of the Fund.

Controlling Party or Principal Holder of Securities Address	Shares Outstanding	% Owned
Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	1,799,163.002	15.359%
Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	614,794.239	5.248%

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Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY and OTHER SERVICES

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Investment Adviser

Money Management Associates , L.P. (the "Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on May 10, 1989. The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Daniel L. O'Connor, General Partner of the Adviser, controls the Adviser. For its services, the Adviser receives a fee at an annual rate based on 0.40% of the average net assets of the Fund. For the fiscal years ended March 31, 2000, 1999and 1998, the Funds paid the investment advisory fees to the Adviser of $810,835, $901,335 and$877,926, respectively. If in any fiscal year the aggregate expenses of the Fund (exclusive of certain extraordinary items) exceed 1.25% of the average market value of the Fund's net assets, the Adviser will bear the excess expenses over 1.25%.

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The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; The Rushmore Fund, Inc., which was established in 1985 and currently consists of one series, the U.S. Government Bond Portfolio; and Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax. As of March 31, 2000, total assets under the Adviser's management were approximately $900 million.

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Fund expenses which are paid by the Adviser include, but are not limited to: the expenses of shareholders and directors meetings, the cost of office space, and the preparation, filing, printing and distribution of the Fund's prospectus and Statement of Additional Information. Additionally, the Adviser may, from its own resources, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

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Administrator

Under an Administrative Services Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.35% of average daily net assets of the Fund for the services it provides. For the fiscal years ended March 31, 2000, 1999 and 1998, the Fund paid the following administrative services fees to the RTS: $709,483, $788,668 and$768,186, respectively.

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As the Administrator, RTS is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser. Specifically, RTS pays costs of registration of the Funds' shares with the Securities and Exchanges commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

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Other Administrator

The American Gas Association also provides administrative services to the Fund pursuant to an Administrative Services Agreement between the Fund and A.G.A. These administrative services include overseeing the calculation of the Index. AUS performs the actual computations required to produce the Index and receives a fee for such calculations pursuant to a contractual arrangement with A.G.A. A.G.A. does not furnish other securities advice to the Fund or the Adviser or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of an agreement approved by the Board of Directors, A.G.A. provides the Adviser with current information regarding the common stock composition of the Index no less than quarterly but may supply such information more frequently. In addition, A.G.A. provides the Fund with information on the natural gas industry. The Fund pays A.G.A. in its capacity as administrator a fee at an annual rate of 0.10% of the average daily net assets of the Fund. For the years ended March 31, 2000, 1999 and 1998, the administration fees were $202,709, $225,334 and $219,482.

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Custodian and Independent Public Accountant

RTS is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

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Independent certified public accountants, Deloitte & Touche LLP, 116-300 Village Blvd., Princeton, New Jersey 08540, are responsible for auditing the annual financial statements of the Fund.

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Brokerage Allocation and Other Practices

Brokerage commissions are normally paid on common stock transactions. Such brokerage commissions as well as other Fund expenses will reduce the overall performance of the Fund relative to the Index. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers. It is the policy of the Fund to obtain the best price and execution for all of its security transactions. For the years ended March 31, 2000, 1999 and 1998, the Fund paid $94,610, $66,437 and $122,024, respectively, in brokerage commissions.

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Code of Ethics

The Directors/Trustees have adopted a Code of Ethics ("Code") for the Fund and approved the Code of the Adviser based on a determination that each such Code contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the Investment Company Act of 1940, as amended.

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TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

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CAPITAL STOCK

The Fund is incorporated under the Maryland General Corporation Law and is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, the only class of security authorized under the Fund's Articles of Incorporation. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share. Each such share and fractional share has equal rights with respect to dividends and liquidation preferences. All outstanding shares are non-assessable.

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CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P (1+T)n = ERV

Where:     P =      a hypothetical initial payment of $1,000.
                  T =       average annual total return.
                  n =       number of years.
                  ERV=  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Fund with data published by Lipper Analytical Services, Inc., or with the performance of the Dow Jones Utility Average, as appropriate, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in the Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

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The Fund's average annual compounded rates of return, assuming the reinvestment of all dividends and distributions as of March 31, 2000, are as follows:

One Year	17.18%
Five Years	15.21%
Ten Years	9.82%

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Financial Statements

Copies of the Fund's audited financial statements for the fiscal year ended March 31, 2000, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 622-1386 or (301) 657-1510.

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PART C

OTHER INFORMATION

American Gas Index Fund, Inc.

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ITEM 23. Exhibits

(a)     Articles of Incorporation.2/

(b)     Bylaws of Registrant.2/

(c)     Not Applicable

(d)     Management Contract between Registrant and Money Management Associates, L.P. 3/

(e)     Not Applicable

(f)     Not Applicable

(g)     Custody Agreement between Registrant and Rushmore Trust and Savings, FSB. 3/

(h)(1)     Administrative Services Agreement between Registrant and Rushmore Trust and Savings, FSB. 3/

(h)(2)     Administrative Services Agreement between Registrant and American Gas Association. 3/

(i)     Opinion of Dunnells, Duvall, Bennett & Porter, regarding the legality of securities being registered. 2/

(j)     Consent of Deloitte & Touche LLP, independent public accountants for the Registrant. 1/

(k)     Not Applicable

(l)     Not Applicable

(m)     Not Applicable

(n)     Not Applicable

(o)     Not Applicable

(p)     Code of Ethics. 1/

(q)     Limited Powers of Attorney. 1/

1/ Filed herewith.

2/ Incorporated by reference to the Registrant's Registration Statement on Form N-1A, previously filed with the Securities and Exchange Commission on February 17, 1989 (Registration Nos. 33-25678 and 811-5702).

3/ Incorporated by reference to the Registrant's Registration Statement on Form N-1A, previously filed with the Securities and Exchange Commission on May 27, 1999 (Registration Nos. 33-25678 and 811-5702).

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ITEM 24. Persons Controlled By or Under Common Control with the Fund

None

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ITEM 25. Indemnification

The Fund's Articles of Incorporation provides that officers and Directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or Directors of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

(a)      no Director or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

(b)      officers and Directors are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

(c)      expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Articles of Incorporation provide that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the Directors who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested Directors, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

In connection with the approval of indemnification to officers and Directors, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Directors unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Director, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser

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Money Management Associates, L.P. ("MMA"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and two limited partners. Daniel L. O'Connor is the general partner and Martin M. O'Connor, and John R. Cralle are limited partners of MMA.

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MMA also serves as the investment adviser to Fund for Government Investors, The Rushmore Fund, Inc., and Fund for Tax-Free Investors, Inc., all regulated investment companies since their inception. Daniel L. O'Connor, General Partner of the Adviser, serves as a Director of Rushmore Trust and Savings, FSB, and is Chairman and Director or Trustee of Fund for Government Investors, Fund for Tax-Free Investors, Inc. and The Rushmore Fund, Inc. Limited Partners Martin M. O'Connor and John R. Cralle serve as Vice Presidents of Fund for Government Investors, Fund for Tax-Free Investors, Inc. and The Rushmore Fund, Inc.

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ITEM 27. Principal Underwriters

Not applicable

ITEM 28. Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 29. Management Services

Not Applicable

ITEM 30. Undertakings

None.

SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 28th day of July, 2000.

American Gas Index Fund, Inc.
By:
/s/ Richard J. Garvey*
Richard J. Garvey, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ Bette Clemens*	Director	July 28, 2000
Bette Clemens

/s/ Louis T. Donatelli *	Director	July 28, 2000
Louis T. Donatelli

/s/ Bruce C. Ellis*	Director	July 28, 2000
Bruce C. Ellis

/s/ Jeffrey R. Ellis*	Director	July 28, 2000
Jeffrey R. Ellis

/s/ F. David Fowler*	Director	July 28, 2000
F. David Fowler

/s/ Richard J. Garvey* Richard J. Garvey	Chairman, President, Treasurer and Director	July 28, 2000

/s/ Patrick F. Noonan*	Director	July 28, 2000
Patrick F. Noonan

________________________
David N. Parker	Director

/s/ Eugene A. Tracy*	Director	July 28, 2000
Eugene A. Tracy

/s/ Michael A. Willner*	Director	July 28, 2000
Michael A. Willner

* Stephenie E. Adams, attorney-in-fact

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